UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 21, 2018

American River Bankshares
(Exact Name of Registrant as Specified in Charter)

California	0-31525	68-0352144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California 95670
(Address of Principal Executive Offices) (Zip Code)

(916) 851-0123
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Page 1 of Page 4
The Index to Exhibits is on Page 3

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) (1) On March 21, 2018, the Registrant appointed Nicolas C. Anderson as a director of the Registrant, American River Bankshares, and the Registrants’ subsidiary, American River Bank, effective March 22, 2018. Registrant issued a press release dated March 23, 2018 regarding the appointment of Mr. Anderson as a director of the Registrant and American River Bank, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
(2) Not Applicable.
(3) Mr. Anderson has been appointed to the Registrants’ Audit Committee.
(4) Not Applicable.
(5) Not Applicable.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated March 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American River Bankshares

Date: March 23, 2018	By:	/s/ Mitchell A. Derenzo
Mitchell A. Derenzo
Chief Financial Officer (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Press release of American River	4
	Bankshares dated March 23, 2018